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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT

The Board of Directors and Stockholders
Viatel, Inc.:

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

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
                                                       /s/ KPMG LLP
                                                       ----------------------------
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New York, New York
November 22, 2000